                                                                   Exhibit 10.25

                  CAIS IPORT(TM) INTEGRATOR LICENSE AGREEMENT
                          (North America, Hotels Only)
                                 (Nonexclusive)

This Agreement (the "Agreement") is effective as of Sept 10, 1998, between
                     ---------                      -------------
ATCOM, INC., a California Corporation, d/b/a ATCOM/INFO ("ATCOM") and
                                                          -----
CAIS Inc., a       VIRGINIA      Corporation ("Licensee").
             -------------------               --------

In consideration for the following mutual agreements, the parties agree as follows:

1. "Software" means ATCOM's proprietary IPORT(TM) server software program as
    --------
described in Exhibit A, all in object code form, and any related materials, in
             ---------
machine readable and/or printed form, furnished to Licensee by or on behalf of ATCOM.

2. IPORT(TM) License Grant. Subject to the terms of this Agreement, ATCOM hereby
   -----------------------
grants to Licensee, and Licensee accepts and agrees to purchase, a non-transferable, nonexclusive right to use such number of object code copies of the Software as are set forth on Exhibit B. For each such object code copy of the
                             ---------
Software paid for by Licensee, Licensee will have a fully paid-up, perpetual license to use such object code copy of the Software. The parties may amend and supplement Exhibit B from time to time to add licenses to use additional object
           ---------
code copies. The licenses granted pursuant to this Agreement will be only for one server per object code copy of the Software. Except as may be expressly set forth in this Agreement, no right is granted hereby to use any of ATCOM's trademarks, trade names, brand names, logos or service marks.

3. Restrictions.  Licensee may not copy the Software except that it may make one
   ------------
copy of the Software per object code copy licensed solely for backup purposes. Each copy of the Software may be run on one server only. Unless and to the extent otherwise expressly provided in this Agreement, Licensee will not (i) attempt to construct or discover, decompile or reverse engineer any source code, structure, algorithms, or other underlying ideas or processes of the Software by any means whatever; (ii) remove any copyright or other proprietary notices,
(iii) modify, incorporate into other software or create a derivative work of any part of the Software, or (iv) export the Software or any copy or direct product thereof out of the United States except in compliance with any applicable export laws and regulations.

4. Other Internet Software and Services.  Licensee may provide other Internet
-- ------------------------------------
related services and software to its customers or sell Licensee hardware to companies that compete with ATCOM, but Licensee will not develop or make Internet access software that competes with, or would in any way affect adversely, impair or decrease the use of, ATCOM's Software in the hotel and motel market.

5. Delivery and Installation.  Licensee will be solely responsible for
-- -------------------------
installing the Software and providing all hardware, telephone, cabling, telecommunications and network service connections, including Internet service access provisions, parts, and supplies,

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----
necessary for installing the Software at the site location but Licensee's installation must conform to the requirements of Exhibits F and G. Upon receipt
                                                 ----------------
of the Software from ATCOM, Licensee will complete and return to ATCOM within five business days an IPORT(TM) Property Site Survey in substantially the form of the specimen of Exhibit C. ATCOM may change the form of the IPORT(TM)
                   ---------
Property Site Survey from time to time. Licensee will retain all original disks or CDs provided to Licensee by ATCOM containing the Software for purposes of verification of compliance with this Agreement. The method, service provider and hardware required for the Internet connection will be within the sole discretion of Licensee. Licensee will pay the monthly fee for the Internet connection directly to the provider.

6. Joint Efforts.  ATCOM may, in its sole discretion, request Licensee to assist
   -------------
ATCOM or otherwise participate with ATCOM in connection with IPORT(TM) technology implementations on behalf of ATCOM's own customers. In such event, Licensee and ATCOM agree to negotiate in good faith reasonable terms and conditions therefor.

7. Customization and Advertising Services.  During the term of this Agreement,
   --------------------------------------
upon Licensee's written request and at Licensee's expense (based on ATCOM's time and material rates set forth on Exhibit B), and upon prior mutual agreement on
                                ---------
payment, design, delivery, and other relevant terms and conditions, ATCOM will provide customization and advertising services.

8. Training.  During the term of this Agreement, upon Licensee's written request
   --------
and at Licensee's expense (based on ATCOM's time and material rates set forth on

Exhibit B), ATCOM will provide training reasonably necessary for Licensee to
---------
effectively use and instruct end users on the use of the Software.

9. Modification & Releases.  During the term of this Agreement, ATCOM will
   -----------------------
deliver to Licensee, without additional charge, any modifications, enhancements, versions or releases of the Software, and Licensee will keep ATCOM informed as to any problems encountered with the Software and any resolutions arrived at for those problems.

10.  License Fees.  In consideration for the licenses granted pursuant to this
     ------------
Agreement, Licensee will pay ATCOM the non-refundable license, monitoring, and use fees as set forth on Exhibit B. ATCOM reserves the right unilaterally to
                         ---------
change the prices set forth as Exhibit B upon 30 days advance notice to
                               ---------
Licensee.

11.  Monitoring and Help Desk.  During the term of this Agreement, ATCOM will
     ------------------------
provide the monitoring and help desk services, and Licensee will pay to ATCOM the monitoring and help desk fees, in each case as set forth on Exhibit B. If
                                                                ---------
requested by ATCOM, Licensee will allow ATCOM to make a reasonable limited on-site inspection and limited on-site operational testing with respect to Software performance. Such inspection and operational testing will include assessing the physical integrity of the installed IPORT(TM) system (including the Software loaded on the server and the corresponding Licensee Jacks) and attempting to operate the system in a manner similar to that expected of an end user.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

Licensee will allow ATCOM to remotely monitor the IPORT system for purposes of auditing and statistics gathering.

12.  Payment Due Dates.  All fees will be payable as set forth on Exhibit B.
     -----------------                                            ---------
All fees will be deemed overdue if they remain unpaid 31 days after they become payable. All payments will be made without abatement, set-off, or deduction for any amount whatsoever. All overdue payments will bear interest from the date when due to the date when paid at the maximum rate permitted by applicable law. The payment obligations of Licensee pursuant to this Agreement will be absolute and unconditional and will in no way be released, discharged or otherwise affected by reason of any set off or claim Licensee may have against ATCOM or any customer of Licensee.

13.  Branding and Notices.  Licensee agrees and acknowledges that the Internet
     --------------------
access system enabled by the Software will be known only as the "IPORT(TM) system," provided, however, that Licensee shall not be restricted from referencing OverVoice in connection with Licensee's OverVoice(TM) infrastructure system and equipment, and in connection with hotels or other facilities using the OverVoice(TM) infrastructure solution. Licensee must not alter or remove ATCOM's trade name, service marks, trademarks or copyright notice and any other proprietary notices or trademarks on each installed copy or any backup copies and must include ATCOM's "IPORT(TM)" trademark on the Licensee Jacks. Licensee's "OverVoice(TM)" trade name, service mark, or trademarks shall be included on all wall jacks and other equipment proprietary to Licensee where the OverVoice(TM) infrastructure solution is used. ATCOM is the sole owner of the service marks, trademarks and trade names "ATCOM/INFO," "IPORT(TM)" and "INTERNET DIAL TONE" (the "ATCOM Marks"). Licensee agrees to actively promote the IPORT(TM) system by
      -----------
furnishing ATCOM's promotional literature and technical information and related assistance to end users and prospective end users of the IPORT(TM) system. Licensee will comply in all respects with the trademark quality control requirements set forth by ATCOM on Exhibits D. If ATCOM produces marketing
                                   ----------
materials or artwork that would help publicize the IPORT(TM) system, ATCOM will make samples of such materials or artwork available to Licensee at no cost, and Licensee will ensure that such materials are displayed in all appropriate locations. Each party may use the other's name in marketing the IPORT(TM) system, but each party will perform no actions to harm the other's name and reputation.

14.  Ownership and Proprietary Rights.  ATCOM has and will retain all ownership
     --------------------------------
and intellectual property rights in the Software and any derivative works thereof, and, except as may be expressly provided in this Agreement, ATCOM has the exclusive right to protect by copyright or otherwise to reproduce, publish, sell or distribute the Software to anyone. ATCOM reserves the sole right to modify and update the Software. Licensee acknowledges and agrees that ATCOM is the sole and exclusive owner of all patents, copyrights and trademarks relating to the Software and the IPORT(TM) system, whether or not registered. Licensee will not take any action that might impair in any way any right, title or interest of ATCOM and/or any licensee of ATCOM in or to any of ATCOM's intellectual property rights or challenge the ownership of any patents or validity or ownership of any of ATCOM's

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----
copyrights, trade names or trademarks. Licensee will in no manner represent that it has any ownership interest in the Software, the IPORT(TM) system or ATCOM's intellectual property.

15.  Confidentiality.  Licensee agrees to receive and maintain the Software and
     ---------------
all information and ideas with respect thereto (collectively "Confidential
                                                              ------------
Information") in confidence using at least, but not limited to, the same degree
-----------
of care to protect such Confidential Information it takes in protecting its own confidential information. Except as expressly provided in this Agreement, Licensee will not use Confidential Information or disclose it to third parties. Without granting any license, ATCOM agrees that Licensee will have no obligations under this section with respect to information Licensee demonstrates by written records (a) was already rightfully known to Licensee without restriction prior to disclosure by ATCOM; (b) is generally publicly available at the time of disclosure; (c) is disclosed to Licensee by a third party who is not in breach of an obligation of confidentiality, provided that all restrictions imposed by such third party are complied with; or (d) becomes generally publicly available after disclosure through no act or omission of Licensee. The provisions of this section will survive any termination of the license or this Agreement.

16.  Termination.  Unless earlier terminated in accordance with the provisions
     -----------
of this Section, the term of this Agreement will continue from the date of this Agreement until the third anniversary thereof and will automatically renew for an additional one year term unless either party provides the other party with at least 90 days notice of such party's intention not to renew. Either party may terminate this Agreement at any time upon 90 days advance notice and by payment of all accrued fees up to and including the effective date of termination or upon 30 days notice if the other party materially fails to comply with any provision of this Agreement and such failure is not cured within such 30-day notice period. Upon termination, (a) Licensee will immediately and any Confidential Information and return to ATCOM within one month after termination of Confidential Information and (b) ATCOM will have no further obligations to support, maintain, enhance or upgrade the Software as to provide any customization, advertising, training, monitoring or help desk services, but Licensee may continue to operate and maintain, but not copy, any object code copies of the Software for which Licensee has previously paid ATCOM the applicable up-front fees. This requirement applies to copies of Confidential Information in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or merged into other materials. Termination of this Agreement will not limit either party from pursuing any other remedies available to it, including injunctive relief, nor will such termination relieve Licensee of its obligation to pay all fees that accrued prior to such termination.

17.  Warranty.  ATCOM warrants for a period of the earlier of 90 days from the
     --------
date of installation of the Software that the Software, unless modified by Licensee, will perform the functions described in the documentation provided by ATCOM, as updated by ATCOM from time to time, when operated on the operating system described on Exhibit A. ATCOM will undertake to correct any substantial
                    ---------
defect in the Software which has been reported to ATCOM by Licensee and any minor defects will be corrected in a subsequent release. In addition, ATCOM warrants the tapes, CDS, diskettes, or other tangible media to be free of defects and materials and workmanship under normal use for 90 days from the date of this

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- ------                                   ----- -----

Agreement. During the 90-day period, Licensee may return defective media to ATCOM and it will be replaced without charge. Replacement of media is Licensee's sole remedy in the event of a media defect. In the case of breach of warranty of the Software, ATCOM will correct or replace any defective Software or, if not practicable, ATCOM will accept the return of the defective Software and refund to Licensee the amount actually paid to ATCOM for the defective Software. THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTIES WITH RESPECT TO THE SOFTWARE, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, BY ORAL OR WRITTEN STATEMENTS BY ATCOM, ITS LICENSORS, OR REPRESENTATIVES OR OTHERWISE.

18.  Disclaimer.  ATCOM DOES NOT WARRANT THAT THE SOFTWARE WILL MEET LICENSEE'S
     ----------
OR ITS CUSTOMERS' REQUIREMENTS, THAT THE SOFTWARE WILL OPERATE IN THE COMBINATIONS WHICH LICENSEE MAY SELECT FOR USE, THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT ALL SOFTWARE ERRORS WILL BE CORRECTED. THE SOFTWARE IS PROVIDED WITHOUT ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. FURTHER, ATCOM DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING USE, OR THE RESULTS OF USE, OF THE SOFTWARE IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, CURRENTNESS, OR OTHERWISE. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE SOFTWARE IS ASSUMED BY LICENSEE.

19.  Limitation of Remedies and Damages.  ATCOM WILL NOT BE RESPONSIBLE OR
     ----------------------------------
LIABLE UNDER ANY PROVISION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOSS OR INACCURACY OF DATA, COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, OR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUES AND LOSS OF PROFITS REGARDLESS OF WHETHER ATCOM HAS BEEN ADVISED OF THE EXPECTATION OR EXISTENCE OF SUCH DAMAGES. ANY LIABILITY OF ATCOM UNDER ANY THEORY WHATSOEVER WILL BE LIMITED EXCLUSIVELY TO PRODUCT REPLACEMENT OR, IF UNENFORCEABLE, TO PAYMENT OF AN AMOUNT NOT GREATER THAN AMOUNTS ACTUALLY RECEIVED BY ATCOM PURSUANT TO THE PROVISIONS OF THIS LICENSE AGREEMENT.

20.  Notices.  Any notice required or permitted pursuant to this Agreement to
     -------
the parties to this Agreement will be in writing and will be deemed to have been duly given if delivered personally, by telecopy upon appropriate answer-back or mailed by first-class, registered or certified U.S. mail, postage prepaid or reputable overnight courier, and if to Licensee, addressed to Licensee at the address set forth on the signature page to this Agreement and if to ATCOM, addressed to ATCOM at 308 G Street, San Diego, California 92101, FAX:

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

(619) 699-4040. The parties will promptly notify each other in writing of any changes in address.

21.  Indemnity.  ATCOM will defend and indemnify Licensee against a claim that
     ---------
Software furnished and used within the scope of this Agreement infringes a United States copyright or misappropriates any trade secret, provided that: (a) Licensee notifies ATCOM in writing within 30 days of the claim, (b) ATCOM has sole control of the defense and all related settlement negotiations, and (c) Licensee provides ATCOM with the assistance, information, and authority necessary to perform the above. ATCOM will have no liability for any claim of infringement based on: (a) use of a superseded or altered release of Software if such infringement would have been avoided by the use of a current unaltered release of the Software that ATCOM provides to Licensee; (b) any customized Software, to the extent that such customization was at the request of Licensee; or (c) the combination, operations, or use of any Software furnished under this Agreement with Software or data not furnished by ATCOM if such infringement would have been avoided by the use of the Software without such Software or data. If the Software is held or is believed by ATCOM to infringe, ATCOM will have the option, at its expense, to (a) modify the Software to be noninfringing,
(b) obtain for Licensee a license to continue using the Software, or (c) terminate the license for the infringing Software and refund the license fees paid for those Software, prorated from the date such Software was delivered. THIS SECTION STATES ATCOM'S ENTIRE LIABILITY FOR INFRINGEMENT.

22.  Assignment/Affiliated Entities/Licensing of Licensee's Channel Partners.
     -----------------------------------------------------------------------

     a) The License is not assignable or transferable by Licensee and the Software may not be sublicensed without the prior written consent of ATCOM, which consent shall not be unreasonably withheld, and provided, however, that Licensee may assign this License, without the further consent of ATCOM, to any successor entity or in connection with the sale or transfer of all or substantially all of Licensee's assets subject to assignee's assumption of all Licensee's rights and obligations hereunder. Any other attempted transfer, assignment or sublicense will be void and a material breach of this Agreement. This Agreement is assignable by ATCOM.

     b) ATCOM agrees that Licensee may elect to allow one or more entities affiliated with Licensee to opt into the terms and conditions of this License as a licensee following written notice by Licensee and such affiliated entity to ATCOM of such election.

     c) ATCOM agrees to provide Licensee from time to time with updated pricing and other terms under which ATCOM would be prospectively offering to license the Software to Licensee's channel partners. Licensee shall have the right to provide such information as furnished by ATCOM to Licensee's actual and prospective channel partners on a non-binding basis and for informational purposes only, recognizing that the pricing and other terms of any license agreement between ATCOM and a channel partner of Licensee would be subject to subsequent negotiation and execution of mutually acceptable license agreement between ATCOM and such channel partner of Licensee.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

23.  Taxes.  Licensee will pay or reimburse ATCOM for all duties, sales and
     -----
use taxes and other charges relating to the Software, this Agreement or payments pursuant to this Agreement, with the sole exception of taxes on ATCOM's income.

24.  Dispute Resolution.  This Agreement will be governed and construed by and
     ------------------
under the laws of the State of California without regard to the application of the principles of conflict of laws, and, subject to the arbitration provisions set forth below. Licensee and ATCOM (the "Parties") will submit all disputes
                                           -------
arising out of or related to these terms and conditions or to the performance, breach or termination thereof, to binding arbitration pursuant to the Expedited Procedures of the Commercial Arbitration Rules ("Rules") of the American
                                                 -----
Arbitration Association ("AAA").  The arbitration will take place in San Diego,
                          ---
California at the offices of the AAA. The dispute will be resolved by a single arbitrator appointed by the AAA in accordance with the list procedure described in Paragraph 13 of the Rules, except that the AAA will transmit the list within ten days of the filing of the Demand for Arbitration, and the Parties will have five days to return the list to the AAA with their objections and preferences. Discovery will be limited to one deposition by each side and written document requests, requesting the production of specific documents. The Parties will voluntarily produce any and all documents that they intend to use at the hearing before the close of discovery, subject to supplementation for purposes of rebuttal or good cause shown. The period for taking discovery will be sixty days, commencing upon the day that the answer is due under the Rules. The arbitrator will hold a pre-hearing conference within three days of the close of discovery, and will schedule the hearing within thirty days of the close of discovery. The Parties expressly agree that prior to the selection of the arbitral panel, nothing in this Agreement will prevent the Parties from applying to a court that would otherwise have jurisdiction for provisional or interim injunctive or other equitable measures. After the arbitral panel is selected, it will have sole jurisdiction to hear such applications, except that the Parties agree that any measure ordered by the arbitrator may be immediately and specifically enforced by a court otherwise having jurisdiction over the Parties. All fees and costs will be allocated to the Parties to the arbitration as determined by the arbitrator. To the extent that the state or federal law under which a Party's claim arises provides for the award of attorneys fees to the prevailing party, the arbitrator is empowered to award such fees. The Parties submit to the exclusive jurisdiction of any court sitting in the County of San Diego, State of California, for the resolution of any dispute or enforcement of any right arising our of or relating to this section, and waive any objection to the venue or personal jurisdiction of said courts.

25.  Equitable Relief.  Either party may have injunctive, preliminary or other
     ----------------
equitable relief (without needing to post bond or other security) to remedy any actual or threatened breach of this Agreement, including without limitation, the unauthorized copying or use of the Software or disclosure of confidential information, in addition to such other and further relief as may be proper.

26.  Publicity.  ATCOM will have the right to inform its customers and the
     ---------
public that Licensee is a customer of ATCOM. Each party may use the other's name in marketing the Software or related products or systems and may link to each other's websites, but each party will perform no actions to harm the other's name and reputation.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

27.  Miscellaneous.  It is expressly agreed that each of the parties is acting
     -------------
as an independent contractor and under no circumstances will any of the employees of either party be deemed the employees or agents of the other party for any purpose. If any provisions of this Agreement are deemed to be invalid or unenforceable, the remaining provisions will nevertheless continue in full force and effect. No amendments, modifications or waivers will be binding or enforceable unless they are in writing and executed by each party. This Agreement, together with all attachments and exhibits, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement.

28.  Export Law Compliance.  Licensee will comply with all export laws and
     ---------------------
restrictions and regulations of the Department of Commerce or any other United States or foreign agency or authority, and not export, or allow the export or reexport of any Software or information supplied or licensed to it pursuant to this Agreement or any direct product thereof in violation of any such restrictions, laws or regulations.

29.  Customer Obligations.  Licensee will require its customers to agree to and
     --------------------
abide by the terms and conditions set forth on Exhibits E, F and G.
                                               -------------------

30.  Most Favored Licensee.  If during the term of this Agreement, ATCOM
     ----------------------
subsequently enters an agreement with a third part integrator which (i) requires ATCOM to grant a non-transferable, nonexclusive right to use a similar quantity of object code copies of the Software, under substantially the same terms and conditions, for integration and use in a similar quantity of hotel rooms, and
(ii) includes a most favorable licensee provision, ATCOM will notify CAIS of such an agreement. Within 30 days of such notice, the parties will initiate negotiations in good faith to amend this Agreement to include terms and conditions similar to such most favorable licensee provision. Such most favorable licensee provision will only be effective for so long as the same terms and most favorable licensee provision apply to such third party integrator. In no event will ATCOM be obligated to repay or reimburse CAIS for any amounts paid or due up to the time of execution of such amendment of this Agreement. The requirements of this provision will not apply to any strategic agreement or any agreements with third party integrators which ATCOM may enter on an evaluation or "beta trial" basis in order to demonstrate, promote, prove or verify the capability of the Software to any third party.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

ATCOM, INC.                                             Licensee: CAIS, INC.
308 G Street                                                      -------------------------------
San Diego, CA  92101                                    Address:  6861 ELM STREET
                                                                  -------------------------------
                                                                  McLEAN, VA  22101
                                                                  -------------------------------
                                                                  -------------------------------
/s/ Neil R. Senturia                                    /s/  Evans K. Anderson
------------------------------------                    -----------------------------------------
Signature

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

Neil R. Senturia                                        Name: Evans K. Anderson
                                                              --------------------------------
Its:  Chief Executive Officer                           Its:Vice President/General Manager
                                                            ----------------------------------
          10/5/98

CAIS
ATCOM Initial/Date:     /                    Licensee Initial/Date:     /
                   ----- -----                                     ----- -----

                                   EXHIBIT A
                                   ---------

                                    PRODUCTS


IPORT(TM) Product
-----------------

The IPORT server software is a pay per-use Internet access system and runs on a Windows(R) NT server operating system.

CYBERSHELL(TM) Product
----------------------

The CyberShell public terminal software (includes integration with the IPORT server for metered use applications)


LICENSEE IS SPECIFICALLY EXCLUDED FROM SELLING OR DISTRIBUTING ANY OTHER ATCOM BRANDED OR ATCOM OWNED PRODUCT WHICH IS NOT DESCRIBED ABOVE IN THIS EXHIBIT A.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

                                   EXHIBIT B
                                   ---------

                      QUANTITIES, FEES, AND PAYMENT TERMS


 . For each object code copy of the Software at a property, Licensee will pay to
  ATCOM:

     An up-front one-time license fee of $4,000.00 plus any third party software.

 . IPORT service fee revenue sharing:

Usage Rate                   0 - 3.5%     3.5 - 7%     greater than 7%

-------------------------------------------------------------------------
% of revenue to Licensee       * %            * %             * %

-------------------------------------------------------------------------
% of revenue to ATCOM          * %            * %             * %

-------------------------------------------------------------------------

     Usage Rate is calculated as:

                      (Total monthly IPORT uses per month)
          -----------------------------------------------------------
             (Number of IPORT installed rooms) multiplied by (75%)

     The IPORT per use fee is for any 24 hour period the IPORT service is used from noon to noon

     All monthly recurring fees are due to ATCOM 15 days following the end of the month during which such fees are collected.

     The per use fee includes the 24x7 IPORT Help Desk service via a toll-free number. The service level delivered at the telephone Help Desk is to
              ------------------------------------------------------------
     answer 80% of calls within 20 seconds with an available representative that
     ---------------------------------------------------------------------------
     can provide the assistance required.
     -----------------------------------

     ATCOM will be allowed to remotely monitor all IPORT servers for read-only purposes of quality control and statistical usage analysis.

 . IPORT Client software is provided free of charge. IPORT server upgrades will be priced individually and released periodically.

 . Licensee must install a minimum of fifty (50) ports per property.

*Confidential Treatment Requested. The redacted material has been separately filed with the Commission.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

 . For each individual PC in which the Licensee installs the CyberShell software, Licensee will pay ATCOM a one-time license fee of $195.00. CyberShell software upgrades will

 . be priced individually and released periodically. If ATCOM provides the PC hardware, Licensee will be charged for the hardware and third party software plus a 20% handling fee.

 . Licensee is responsible for payment of all fees associated with shipping/handling and export/import (FOB).

 . If ATCOM provides educational and training services the charge will be $1,000.00 and the IPORT training for Licensee will take place at the ATCOM home office in San Diego, California.

 . For customization and advertising services requested during the term of this Agreement, Licensee will pay to ATCOM a non-recurring engineering charge set forth below. This charge is only applicable in the event Licensee requests customization or advertising work in writing.

     Non recurring engineering charge: $125.00 per hour.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

                                   EXHIBIT C
                                   ---------

                           IPORT PROPERTY SITE SURVEY

ATCOM/INFO - 308 G Street, San Diego, CA 92101, 619-699-4000, Fax: 619-699-4040
-------------------------------------------------------------------------------
                        ATCOM/INFO PROPERTY SITE SURVEY
-------------------------------------------------------------------------------

Please return this form for each property that IPORT(TM) will be installed in.

-------------------------------------------------------------------------------

Primary Contact                                      Title:
                       ----------------------------          -------------------
Phone:                                               E-mail:
                       ----------------------------          -------------------
Technical Contact Name:                              Title:
                       ----------------------------          -------------------
Phone:                                               E-mail:
                       ----------------------------          -------------------
Company Name:
                       ---------------------------------------------------------
Address:
                       ---------------------------------------------------------
                       ---------------------------------------------------------
Fax:                                                 Website:
                       -----------------------------          ------------------

--------------------------------------------------------------------------------
Property Name:
                  ---------------------------------------------------------
Property Address:
                  ---------------------------------------------------------

General Manager:                                     Phone:
                       ----------------------------            -----------------
Director of Sales:                                   Phone:
                       ----------------------------            -----------------
Number of Rooms:                          Number of Floors:
                       -----------------                       -----------------
Weekday Rate:                                 Weekend Rate:
                       -----------------                       -----------------

Description of Typical Guest/Customer:
                                        ----------------------------------------
Purpose of Visit:                       Average Length of Visit:
                  ---------------------
Average Occupancy Percentage on Weekdays:                Weekends:
                                         --------------           --------------
What is the existing room wiring configuration?
                                               ---------------------------------
Do you currently offer a second in-room phone line for data (Internet) access?
                                                     Yes [_]    No [_]

What additional business services do they offer (e.g. fax, business center)?

--------------------------------------------------------------------------------
Percentage of guests with laptop computers:
                                           -------------------------------------
PMS Vendor:  Name:                                Phone:
                   -----------------------------         -----------------------
PMS Support:  Name:                               Phone:
                   -----------------------------         -----------------------
Hotel PMS Contact: Name:                          Phone:
                        ------------------------         -----------------------

CAIS
ATCOM Initial/Date:      /                 Licensee Initial/Date:     /
                   ------ ------                                 ----- -----

                                   EXHIBIT D
                                   ---------



                      TRADEMARK AND BRANDING REQUIREMENTS

The Mark:
                              [LOGO OF IPORT(TM)]

Specifications:

 . The Mark must be used in promotional materials in connection with the IPORT service and label all IPORT jacks with the Mark.

 . The Mark may only be used as provided by ATCOM electronically and in hard copy form, and may not be altered in any manner.

 . The Mark may not be used in any manner that expresses or might imply IPORT or ATCOM's affiliation, sponsorship, endorsement, certification, or approval of any other services.

 . Except as otherwise provided in this Agreement, the Mark may not be combined with any other object, including, but not limited to, other logos, words, graphics, photos, slogans, numbers, design features, or symbols. The Mark must appear by itself, with a minimum spacing (the height of the Mark) between each side of the Mark and other graphic or textual elements.

 . The Mark may not be used in whole or in part, as part of its company name, domain name, product or service name, logo, trade dress, design, slogan, or other trademarks without express written permission from ATCOM.

 . The Mark shall include the (TM) symbol as shown in this exhibit or if notified by ATCOM, the (R) symbol.

 . The Mark shall be attributed to ATCOM Inc. in all materials where it is used, with the attribution clause "IPORT is a trademark of ATCOM Inc. in the United States and other countries and is used by Licensee under license."

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

                                   EXHIBIT E
                                   ---------

                              CUSTOMER OBLIGATIONS

Customer will not (i) attempt to construct or discover, decompile or reverse engineer any source code, structure, algorithms, or other underlying ideas or processes of ATCOM's IPORT(TM) software (the "Software") by any means whatever;
                                              --------
(ii) remove any copyright or other proprietary notices, (iii) modify, incorporate into other software or create a derivative work of any part of the Software, or (iv) export the Software or any copy or direct product thereof out of the United States except in compliance with any applicable export laws and regulations.

Customer agrees and acknowledges that the Internet access system enabled by the Software will be known only as the "IPORT(TM) system." Customer must not alter or remove ATCOM's trade name, service marks, trademarks or copyright notice and any other proprietary notices or trademarks on each installed copy or any backup copies and must include ATCOM's "IPORT(TM)" trademark on the IPORT(TM) jacks. ATCOM is the sole owner of the service marks, trademarks and trade names "ATCOM/INFO," "IPORT(TM)" and "INTERNET DIAL TONE" (the "ATCOM Marks"). Customer
                                                         -----------
agrees to actively promote the IPORT(TM) system by furnishing ATCOM's promotional literature and technical information and related assistance to end users and prospective end users of the IPORT(TM) system. Customer will comply in all respects with the trademark quality control requirements set forth by ATCOM and provided to Customer from time to time. ATCOM will have the right to inform its customers and the public that Customer is a customer of ATCOM's IPORT(TM) system.

Customer will not take any action that might impair in any way any right, title or interest of ATCOM and/or any licensee of ATCOM in or to any of ATCOM's intellectual property rights or challenge the ownership of any patents or validity or ownership of any of ATCOM's copyrights, trade names or trademarks. Customer will in no manner represent that it has any ownership interest in the Software, the IPORT(TM) system or ATCOM's intellectual property.

Customer agrees to receive and maintain all ATCOM's information and ideas (collectively "Confidential Information") in confidence using at least, but not
               ------------------------
limited to, the same degree of care to protect such Confidential Information it takes in protecting its own confidential information.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

CUSTOMER ACKNOWLEDGES AND AGREES THAT ATCOM DOES NOT WARRANT THAT THE SOFTWARE WILL MEET CUSTOMER'S REQUIREMENTS, THAT THE SOFTWARE WILL OPERATE IN THE COMBINATIONS WHICH CUSTOMER MAY SELECT FOR USE, THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT ALL SOFTWARE ERRORS WILL BE CORRECTED. THE SOFTWARE IS PROVIDED WITHOUT ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. FURTHER, ATCOM DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING USE, OR THE RESULTS OF USE, OF THE SOFTWARE IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, CURRENTNESS, OR OTHERWISE. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE SOFTWARE IS ASSUMED BY CUSTOMER.

ATCOM WILL NOT BE RESPONSIBLE OR LIABLE UNDER ANY PROVISION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOSS OR INACCURACY OF DATA, COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, OR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUES AND LOSS OF PROFITS REGARDLESS OF WHETHER ATCOM HAS BEEN ADVISED OF THE EXPECTATION OR EXISTENCE OF SUCH DAMAGES. ANY LIABILITY OF ATCOM UNDER ANY THEORY WHATSOEVER WILL BE LIMITED EXCLUSIVELY TO PRODUCT REPLACEMENT OR, IF UNENFORCEABLE, TO PAYMENT OF AN AMOUNT NOT GREATER THAN AMOUNTS ACTUALLY RECEIVED BY ATCOM PURSUANT TO THE PROVISIONS OF THIS LICENSE AGREEMENT.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

                                   EXHIBIT F
                                   ---------

                           INSTALLATION REQUIREMENTS

Each property where IPORT is installed the following requirements must be met:

 . The IPORT Instruction card must be visible to IPORT end users in the guest room.

 . All IPORT jacks must be branded with the IPORT image shown in Exhibit D.

 . IPORT jacks must be placed within 3 feet of the guest room desk or work area.

 . A 10BaseT cable must be provided in each guest room to connect the laptop to the IPORT jack.

 . ATCOM must pre-approve the model and vendor of Ethernet switch used for the IPORT installation. All Ethernet switches must be configured to prevent individual guests from snooping network information originating from other guests. Ethernet Hubs are NOT allowed in any IPORT installation.

 . IPORT wiring to guest rooms must use Category 5 type cable or an ATCOM pre-approved alternative wiring specification. Fiber Optic cable must be used when installing a network backbone in each IPORT property.

 . ATCOM must pre-approve the model and vendor of Internet router equipment and the configuration used at the IPORT property.

 . Adequate Internet bandwidth must be provisioned at the IPORT property to ensure at least a shared bandwidth of 1.5 Megabits for each IPORT user.

 . ATCOM must pre-approve the model and vendor of IPORT server hardware.

 . Licensee must provide an adequate level of IPORT training for the property staff members.

 . Licensee must comply to Exhibit G in regards to the IPORT Services Display.

 . The following list represents ATCOM approved equipment for Licensee properties:

  OverVoice Jack, OverVoice Control Units, OverVoice Universal Jack, OverVoice
  ----------------------------------------------------------------------------
Certified Ethernet Hub Solutions
--------------------------------

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

                                   EXHIBIT G
                                   ---------

                          THE IPORT SERVICES DISPLAY

The IPORT Services Display is the visual web-based layout displayed by the IPORT product before payment of IPORT services, after payment of IPORT services, and upon termination of IPORT services.

                             [CHART APPEARS HERE]

     Specifications:

     . Region A is reserved as a header area for IPORT branding. Region A may not be altered.

     . Region B is reserved as a header area for Hotel or Property branding and may not be altered except in accordance and with permission from the legal owner of the associated property brand impressions.

     . Region C is reserved as a content area for standard IPORT services and may not be altered.

     . Region D is reserved for the Licensee and may be altered at any time.

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----

                                   EXHIBIT H
                                   ---------

                    ACKNOWLEDGMENT OF CAIS DEVELOPMENT WORK
                    ---------------------------------------

The parties acknowledge that CAIS had been developing and continues to develop a
--------------------------------------------------------------------------------
server and server and Internet access software solution for the MDU market, and
-------------------------------------------------------------------------------
ATCOM agrees that such development work shall not be considered a breach of
---------------------------------------------------------------------------
paragraph 4 of this Agreement as long as CAIS does not deploy any Internet
--------------------------------------------------------------------------
access software so developed in the hotel and motel market during the term of
-----------------------------------------------------------------------------
this Agreement, notwithstanding whether any such software developed by CAIS for
-------------------------------------------------------------------------------
the MDU market has potential application in the hotel and motel market.
----------------------------------------------------------------------

CAIS
ATCOM Initial/Date:     /                   Licensee Initial/Date:     /
                   ----- -----                                    ----- -----